Exhibit 99.1
Lucid Group, Inc. Prices $875,000,000 Convertible Senior Notes Offering
NEWARK, Calif., November 12, 2025 -- Lucid Group, Inc. (Nasdaq: LCID) today announced the pricing of its offering of $875,000,000 aggregate principal amount of 7.00% convertible senior notes due 2031 in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The issuance and sale of the notes are scheduled to settle on or about November 17, 2025, subject to the satisfaction of customary closing conditions. Lucid also granted the initial purchasers of the notes an option, for settlement within a period of 13 days from, and including, the date the notes are first issued, to purchase up to an additional $100,000,000 principal amount of notes.
The Notes
The notes will be senior, unsecured obligations of Lucid and will accrue interest at a rate of 7.00% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, beginning on May 1, 2026. The notes will mature on November 1, 2031, unless earlier repurchased, redeemed or converted. Before August 1, 2031, noteholders will have the right to convert their notes only upon the occurrence of certain events and during specified periods. From and after August 1, 2031, noteholders may convert their notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. Lucid will settle conversions of notes by paying or delivering, as applicable, cash, shares of its Class A common stock, or a combination thereof, at Lucid’s election. The initial conversion rate is 48.0475 shares of common stock per $1,000 principal amount of notes, which represents an initial conversion price of approximately $20.81 per share of common stock. The initial conversion price represents a premium of approximately 22.5% over the last reported sale price on The Nasdaq Global Select Market of $16.99 per share of Lucid’s common stock on November 11, 2025. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events. If a “make-whole fundamental change” (as defined in the indenture for the notes) occurs, Lucid will, in certain circumstances, increase the conversion rate for a specified time for holders who convert their notes in connection with that make-whole fundamental change.
The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Lucid’s option at any time, and from time to time, on or after November 6, 2028 and on or before the 31st scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Lucid’s common stock exceeds 130% of the conversion price for a specified period of time and certain liquidity conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. If Lucid calls any or all notes for redemption, holders of notes called for redemption may convert their notes during the related redemption conversion period, and any such conversion will also constitute a “make-whole fundamental change” with respect to the notes so converted.
Noteholders may require Lucid to repurchase their notes on November 1, 2029 at a cash repurchase price equal to the principal amount of the notes to be repurchased. In addition, if a “fundamental change” (as defined in the indenture for the notes) occurs, then, subject to limited exceptions, holders may require Lucid to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.
Lucid estimates that the net proceeds from the offering will be approximately $863.5 million (or approximately $962.4 million if the initial purchasers fully exercise their option to purchase additional notes), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses. Lucid intends to use approximately $752.2 million of the net proceeds from the offering to fund repurchases of approximately $755.7 million aggregate principal amount of its outstanding 1.25% Convertible Senior Notes due 2026. Lucid intends to use the remaining net proceeds for general corporate purposes.
Repurchases of Outstanding 2026 Notes
Concurrently with the pricing of the notes, Lucid entered into one or more separate and individually negotiated transactions with certain holders of the 2026 notes to repurchase for cash a portion of the 2026 notes on terms negotiated with each such holder.

Ayar Prepaid Forward Transaction
In connection with the pricing of the notes, Ayar Third Investment Company (“Ayar”), a wholly-owned subsidiary of PIF, entered into a privately negotiated prepaid forward transaction with a forward counterparty that is an affiliate of one of the initial purchasers, pursuant to which Ayar will purchase approximately $636.7 million of Lucid’s common stock (based on the last reported sale price on The Nasdaq Global Select Market of $16.99 per share of Lucid’s common stock on November 11, 2025) with delivery expected to occur on or about the maturity date for the notes, subject to the ability of the forward counterparty to elect to settle all or a portion of the prepaid forward transaction early. Subject to the conditions set forth in the agreement governing the prepaid forward transaction, the prepaid forward transaction will be settled physically, subject to Ayar’s option to elect cash settlement of the prepaid forward transaction. Lucid is not a party to the prepaid forward transaction.
The prepaid forward transaction is generally intended to facilitate privately negotiated derivative transactions, including swaps, between the forward counterparty or its affiliates and investors in the notes relating to Lucid’s common stock by which investors in the notes will hedge their investments in the notes. Ayar’s entry into the prepaid forward transaction with the forward counterparty and the entry by the forward counterparty into derivative transactions in respect of Lucid’s common stock with the investors of the notes could have the effect of increasing (or reducing the size of any decrease in) the market price of Lucid’s common stock concurrently with, or shortly after, the pricing of the notes and effectively raising the initial conversion price of the notes.
Additional information about the transactions described in this press release can be found in the Current Report on Form 8-K that Lucid intends to file with the Securities and Exchange Commission on or about November 17, 2025.
The offer and sale of the notes and any shares of Lucid’s common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of Lucid’s common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.
About Lucid Group
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The award-winning Lucid Air and Lucid Gravity SUV deliver best-in-class performance, sophisticated design, expansive interior space and unrivaled energy efficiency. Lucid assembles both vehicles in its state-of-the-art, vertically integrated factories in Arizona and Saudi Arabia. Through its industry-leading technology and innovations, Lucid is advancing the state-of-the-art of EV technology for the benefit of all.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the completion of the offering and the expected amount and intended use of the net proceeds. Actual events and circumstances may differ from these forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties. Among those risks and uncertainties are market conditions, the satisfaction of the closing conditions related to the offering and risks relating to Lucid’s business, including those factors discussed under the cautionary language and the Risk Factors in Lucid’s Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Lucid may not consummate the offering described in this press release and, if the offering is consummated, cannot provide any assurances regarding its ability to effectively apply the net proceeds as described above. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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